SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 15, 2004


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


          California                    0-27122                  94-2900635
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

            3011 Triad Drive
             Livermore, CA                                     94550
(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (925) 245-3400

                                      None

          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.


         The following information is filed pursuant to Item 5, Other Events and Required FD Disclosure.

         Adept Technology, Inc. ("Adept") is announcing that Robert Strickland is joining Adept as its new Vice President of Finance and Chief Financial Officer, effective June 15, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ADEPT TECHNOLOGY, INC.



Date:  June 15, 2004                      By:      /s/ Robert H. Bucher
                                                -----------------------------
                                          Robert H. Bucher
                                          Chairman of the Board of Directors and
                                          Chief Executive Officer